EXHIBIT 10.10

                       FOURTH LOAN MODIFICATION AGREEMENT

         This Fourth Loan Modification Agreement (the "Agreement") is made and entered into this 24th day of August, 1999, effective as of March 1, 1999 (the "Effective Date"), by and among EAGLE NATIONAL BANK OF MIAMI, A National Banking Association with its principal place of business at 701 Brickell Avenue, Suite 1250, Miami, Florida 33131 (the "Lender"), and HEICO CORPORATION, HEICO AEROSPACE CORPORATION, JET AVION CORPORATION, JET AVION HEAT TREAT CORPORATION, LPI INDUSTRIES CORPORATION, and AIRCRAFT TECHNOLOGY, INC., (collectively the "Original Borrowers"), TRILECTRON INDUSTRIES, INC., a New York Corporation, HEICO AVIATION PRODUCTS CORP. and NORTHWINGS ACCESSORIES CORP., each a Florida Corporation (unless otherwise noted) (the "Additional Borrowers"); the Original Borrowers and the Additional Borrowers are hereinafter collectively referred to as the "Borrowers" and individually a "Borrower".

                                   WITNESSETH

         WHEREAS, on or about March 31, 1994 Lender and Original Borrowers entered into that certain Loan Agreement (the "Loan Agreement") pursuant to which Lender provided Borrowers a credit facility in the aggregate principal amount of One Million, Six Hundred Thousand Dollars ($1,600,000.00) (the "Credit Facility") for the purpose of making term loans to Borrowers for purchasing or refinancing equipment to be used in Borrowers' business operations; and

         WHEREAS, Original Borrowers requested and Lender agreed to a modification of the terms and conditions of the Loan Agreement, in accordance with the terms and conditions of that certain Loan Modification Agreement dated August 9, 1995 (the "First Modification"); and

         WHEREAS, Borrowers requested and Lender agreed to a modification of the terms and conditions of the Loan Agreement and First Modification Agreement, in accordance with the terms and conditions of that certain Second Loan Modification Agreement dated February 27, 1997 (the "Second Modification"); and

         WHEREAS, Borrowers requested and Lender agreed to a modification of the terms and conditions of the Loan Agreement, First Modification and Second Modification Agreement, in accordance with the terms and conditions of that certain Third Loan Modification Agreement dated February 6, 1998 (the "Third Modification"); and

         WHEREAS, Borrowers have requested and Lender has agreed to a modification of the terms and conditions of the Loan Agreement, the First Modification Agreement, the Second Modification Agreement and the Third Loan Modification Agreement in accordance with the terms and conditions of this Agreement (this Fourth Agreement, the Loan Agreement, the First Modification Agreement, the Second Modification Agreement and the Third Modification shall hereafter be referred to as the "Modified Agreement");

         NOW THEREFORE, in consideration of the premises, the mutual covenants set forth below and the sum of $10.00, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:

                                      TERMS

         1. AFFIRMATION OF LOAN AGREEMENT. Except as modified hereby, all of the terms and conditions of the Loan Agreement, the First Modification Agreement, the Second Modification Agreement and the Third Modification Agreement, as well as all other documents and instruments executed and delivered by Borrowers to Lender in connection therewith, are hereby ratified, affirmed and approved in all respects and shall remain in full force and effect.

         2. DEFINITIONS. Unless otherwise defined all capitalized terms in this Agreement shall have the same meaning as in the Loan Agreement.

         3. THE CREDIT FACILITY. Lender agrees, pursuant to the terms of this Agreement, to extend the period of time the Credit Facility to September 1, 2000 (the "Termination Date"). The terms for each Equipment Loan shall remain as set forth in the Loan Agreement, except to the extent modified by this Agreement.

         4. CREDIT FACILITY FEE. Paragraph 1.12 of the Loan Agreement is hereby modified to read as follows: Borrowers agree to pay Lender a facility fee equal to 50 basis point on the amount of each individual loan request at the time of disbursement.

         5. CLOSING COSTS. Borrowers acknowledge to Lender that all costs associated with the closing of each individual transaction including but not limited to Documentary Stamp Taxes in each individual Note, Filing Fees and Documentation/Processing Fees, will be borne by the Borrower.

         6. COMMITMENT. Paragraph 1.1 of the Loan Agreement is hereby modified to read as follows:

"1.1 The proceeds of each Equipment Loan shall be used exclusively for the purpose of purchasing equipment to be used in the applicable Borrower's business or to refinance existing equipment purchased not earlier than December 1st, 1997 and used in the applicable Borrower's business."

         7. CONFLICT. The provisions of this Agreement shall control in the event of any conflict between it and any of the Loan Documents, except that the provisions of the Notes and security agreements (given pursuant to paragraph 2.3 of the Loan Agreement, the "Security Agreements) shall control in the event of any conflict between the Notes or the Security Agreements and this Agreement.

         8. TIME. Time is of the essence with respect to all matters set forth herein.

         9. WAIVER MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the provisions of this Agreement shall not be valid unless in writing and signed by the parties hereto.

         10. WAIVER OF CLAIMS OR DEFENSES. Borrowers hereby covenant that they have no claims or defenses against Lender that could give rise to any defense, off-set or counterclaim in connection with the enforcement of the Loan Agreement, as modified hereby or any Equipment Loans.

         11. WAIVER OF JURY TRIAL ALL PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, OR COUNTERCLAIM BASED UPON, OR ARISING OUT OF THIS AGREEMENT, THE EQUIPMENT LOANS, THE LOAN DOCUMENTS AND ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMISSIONS OF EITHER PARTY. THIS PROVISION FOR WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT AND TO MAKE THE EQUIPMENT LOANS.

      12. FURTHER ASSURANCE. At all times following the date of this Agreement, Borrowers agree to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might be reasonably requested by Lender to effectuate the terms and provisions of this Agreement and the transactions contemplated herein to assure that the benefits of this Agreement are realized by the parties hereto.

         IN WITNESS WHEREOF, Borrowers (Parent and Subsidiaries) and Lender have hereunto caused these presents to be executed on this date first above written.

WITNESS:                                LENDER:

                                        EAGLE NATIONAL BANK OF MIAMI,
-----------------------------           a National Banking Association

-----------------------------
                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 18th day of August, 1999 by Antoinette Infante as Assistant Vice President of Eagle National Bank of Miami, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

                                        BORROWERS:

WITNESSES:                              PARENT:

-----------------------------           HEICO CORPORATION, a Florida Corporation

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of HEICO CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

                                        SUBSIDIARIES:

WITNESSES:

-----------------------------           JET AVION CORPORATION, a Florida
                                        Corporation
-----------------------------
                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of JET AVION CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              HEICO AEROSPACE CORPORATION, a
                                        Florida Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of HEICO AEROSPACE CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              JET AVION HEAT TREAT CORPORATION, a
                                        Florida Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of JET AVION HEAT TREAT CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              LPI INDUSTRIES CORPORATION, a
                                        Florida Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of LPI INDUSTRIES CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              AIRCRAFT TECHNOLOGY INC., a
                                        Florida Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of AIRCRAFT TECHNOLOGY INC. a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              TRILECTRON INDUSTRIES INC., a
                                        New York Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of TRILECTRON INDUSTRIES, INC., a New York Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              HEICO AVIATION PRODUCTS
                                        CORPORATION, a Florida Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of HEICO AVIATION PRODUCTS CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------

WITNESSES:                              NORTHWINGS ACCESSORIES
                                        CORPORATION, a Florida Corporation
-----------------------------

-----------------------------           By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

STATE OF FLORIDA
COUNTY OF MIAMI DADE

The foregoing instrument was acknowledged before me this 24th day of August, 1999 by Thomas S. Irwin as Treasurer of NORTHWINGS ACCESSORIES CORPORATION, a Florida Corporation, who is personally known to me or who has produced a Florida Driver License as identification.

                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        Print Name:
                                                   -----------------------------
                                        My Commission Expires:
                                                              ------------------